Investor Presentation August 10, 2017 Exhibit 99 Solutions Productivity that DRIVE

Safe Harbor Statement & Disclosure
This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).
Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and
10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results.
Guidance noted in the following slides was effective as of the company’s most recent
earnings
release
and
conference
call
(August
2,
2017).
Nothing
in
this
presentation should be construed as reaffirming or disaffirming such guidance.
This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-
Yale’s securities.
Solutions
Productivity
that DRIVE

Hyster-Yale at a Glance
Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers.
_____________________
(1)
Bolzoni’s
financial results include pre-tax charges of $2.7 million of one-time purchase accounting adjustments and $6.2 million of depreciation and amortization on acquired assets.
(2)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 26.
Key Metrics
In
millions (except employee data)
LTM
6/30/17
Lift Truck
Nuvera
Bolzoni
Revenue
$2,561.1
$5.0
$160.2
Net Income (loss)
$86.2
$(27.2)
$1.0
(1)
EBITDA
(2)
$139.0
$(43.5)
$14.6
ROTCE
(2)
(Net debt basis)
20.1%
n/m
n/m
(1)
Net Debt at end of period
$29.2
n/m
$31.3
Approximate # of Employees (globally)
5,600
200
800
LTM 6/30/17 Sales by Segment
Separate lift truck, attachment and hydrogen power segments
Solutions
Productivity
that DRIVE
Americas
64.0%
EMEA
23.7%
JAPIC
6.5%
Bolzoni
5.6%
Nuvera
0.2%

4

Forklifts
Internal
Combustion
Engine
Lithium-Ion
Reach
Stackers
Big Trucks
Very Narrow Aisle Trucks
Hyster-Yale is a Full-Line Lift Truck Supplier…
Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion
Engine
(cushion tire)
Internal Combustion
Engine (pneumatic tire)
3 wheel Electric
4 wheel Electric
Pallet Trucks
Stackers
Order Pickers
Reach Trucks
Empty / Laden
Warehouse Equipment
Warehouse Equipment
Over 280 different truck models available
Electric
CB
Electric
CB
Container
Handlers
Internal Combustion
Engine
Counterbalance
1.0T to 5.5T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
Solutions
Productivity
that DRIVE

BOLZONI
BALYO
NUVERA
Yale
Integrated Solutions
• Hydrogen fuel cells
• Telematics solutions
• Specialized attachments
• Automation partnerships
Service Lifecycle Management System
Aftermarket Parts Integration
Mobile Work Order Management
Smart Service Suite
TECHNOLOGY SOLUTIONS
DEALER DBS
Mobile Field Apps
• Service event management
• Fleet management
• Mobile diagnostics
Financing
Yale
Customer Portal View
• Clean, consolidated view
• Dashboards
• Telematics driven actionable insights / alerts
• Fleet management tracking
• Parts order fulfillment
Lifecycle Business Intelligence
• Product development
• Predictive maintenance (PdM)
• Data analytics

HYSTER-YALE MATERIALS HANDLING

Solutions
Productivity
that DRIVE

…with a Broad Range of Power Options, Attachments and Solutions
Electric Counterbalanced
Rider Trucks
Electric Narrow Aisle Trucks
Electric Hand Trucks
Internal Combustion Engine (cushion tire)
Internal Combustion Engine (pneumatic tire)
CLASS 1, 2 & 3
Lead-Acid
Battery
Fuel-Cell
Engine
LPG &
Bi-fuel
Diesel Tier 3 /
Stage III
LPG & CNG
Diesel Tier 4 /
Stage IV
Lithium-ion
Battery
CLASS
4 & 5
Power Options
55,000+ assets
under management
Technology Architecture
Solutions
Attachments
Clamps
Multipallets
Rotators
Sideshifters
Fork
Positioners
Push Pulls
Lifting Tables
Forks

Solutions
Productivity
that DRIVE

Five Key Perspectives to Emphasize
Global
market
unit
levels
expected
to
be
relatively
strong
at
a
high
level
for
next
several
years
Strong recovery underway
in key markets and segments that have been depressed
7%
operating
margin
at
properly
balanced
HY
factory-produced
115,000
units
in
this
cycle
remains
Lift
Truck
business target
Programs
needed
to
achieve
Lift
Truck
business
target
in
place;
timing
of
results
cannot
be
forecast
with
specificity
Recent
investments
reinforce
position
in
Lift
Truck
business
and
speed
achievement
to
targeted
115,000
units

1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016

HYSTER-YALE
MATERIALS HANDLING

Solutions
Productivity
that DRIVE

Lift Truck Industry Overview
(units in thousands)
Global Lift Truck Industry Size
_____________________
Trend line represents 4.4% long-term CAGR Average Industry Size. Source:  WITS.  Represents order intake.
North America Retail Lift Truck Below Peak Trend
Long-term CAGR (2004 –
2016) = 4.4%
Lift Truck Industry –
Unit Distribution by Class
_____________________
Source: WITS.  LTM 6/30/17
Orders Reports.
ICE = Internal Combustion Engine
Total Industry  = 1,286k Units
Class 4
ICE
4%
Market Size -
$
_____________________
Source: Internal Company estimates
Market Size -
Units
Class 5
ICE
55%
Class 1
Electric
19%
Class 2
Electric
13%
Class 3
Electric
9%
Estimated Industry Revenue Mix
_____________________
Source: WITS.  LTM 6/30/17
Orders Reports.
Global Lift Truck Industry Breakdown (Units)
Trend            Upper Limit             Lower Limit              NA
872
547
794
975
944
1,010
1,094
1,100
1,182
1,286
0
300
600
900
1,200
2008
2009
2010
2011
2012
2013
2014
2015
2016
LTM Q2
2017
Europe 34%
Americas 23%
China 26%
Japan 6%
Asia-Pacific 7%
Middle East &
Africa 4%
-
50,000
100,000
150,000
200,000
250,000
300,000
_____________________
Source:
ITA. Represents order intake.
Class 1
Electric
17%
Class 2
Electric
10%
Class 3
Electric
34%
Class 4 ICE
3%
Class 5 ICE
36%

60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
3 Mo RoC
12 Mo RoC

160.0%
120.0%
80.0%
40.0%
0.0%
-40.0%
-80.0%
-120.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
3 Mo RoC
12 Mo RoC

700.0%
600.0%
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
-100.0%
-200.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
3 Mo RoC
12 Mo RoC

60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
3 Mo RoC
12 Mo RoC

160.0%
120.0%
80.0%
40.0%
0.0%
-40.0%
-80.0%
-120.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
3 Mo RoC
12 Mo RoC

160.0%
120.0%
80.0%
40.0%
0.0%
-40.0%
-80.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
3 Mo RoC
12 Mo RoC

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
3 Mo RoC
12 Mo RoC

30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
3 Mo RoC
12 Mo RoC

160.0%
120.0%
80.0%
40.0%
0.0%
-40.0%
-80.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
3 Mo RoC
12 Mo RoC

HYSTER-YALE MATERIALS HANDLING

Solutions
Productivity
that DRIVE

Japan
Western
Europe
Eastern
Europe
Brazil
North
America
Middle
East &
Africa
Latin
America
(excluding
Brazil)
Asia
(excluding
China &
Japan)
China
( 3 & 12 months rate of change trend)
Global Lift Truck Market Rates of Change
_____________________
Source: WITS. Bookings Reports.

Solutions
Productivity
that DRIVE

A Positive Profitability Trend
($ in millions)
7% OPERATING PROFIT MARGIN TARGET
4.0%
Gap
3.1%
Gap
Key
Variables
Impacting
Performance
Impact on HY
2016
2017
Market Cycle
by Country
_
+
Market Size by Industry
_
+
Market Size by Product
_
= / +
Commodity Prices
=
_
Pricing
_
+
Strength
of Dollar
_
-
/ =
Operational Effectiveness
=
+
Core SG&A Expenses
_
=
($ in millions)
4.4%
Gap
2.6%
Gap
7% OPERATING PROFIT MARGIN TARGET
Prior Cycle
Market Peak
$57.5
$74.6
$99.0
2.1%
3.0%
3.9%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$20.0
$45.0
$70.0
$95.0
$120.0
$145.0
2007
2016
LTM Q2 2017
$15.8
$19.0
$20.5
$19.3
$30.6
$28.6
2.6%
3.1%
3.5%
3.0%
4.6%
4.4%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17

Solutions
Productivity
that DRIVE
Volume of 115,000 Units from HY Factories Required to Achieve 7% Target
7,300
Class 1 and 2
trucks
550
Big Trucks
Additional units to fill each assembly line
32,400
additional units needed to achieve target
Note: 115,000 units does not include volume from
non-HY manufacturing plants
Increasing unit product profit
Decreasing manufacturing
variances
Leveraging relatively stable SG&A
…should increase operating
profits to target levels by:
13,250
Class 3
trucks
11,300
Class 4 and 5 trucks
Volume increasing based on strong market and share gain programs
Share gain programs gaining traction
Developing relationships with new customers takes time
New customers often test and phase in products
New dealers and dealer improvement programs take time
New products take time to reach full acceptance
All
projects
tracked
–
at
different
stages
of
maturity
Our objective is to sell 115,000 HY-produced units in 2018, but a more realistic timeframe may be 2019-2020

Share Gain Drives Our Economic Engine
Basic Business Areas
Our strategies are designed to drive increased share,
which in turn increases the lift truck population, which
drives parts and service volumes.
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
Improve
Warehouse
Position
Enhance
Independent
Distribution
Succeed in
Asia
Enhance Big
Truck Market
Position
Strengthen the Sales and
Marketing Organization
Low Cost of
Ownership
Understand
Customer
Needs
Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives were designed to drive the economic engine by increasing share...
Leverage Solutions
and Technology
Drivers
A large lift truck population base drives parts and service volume resulting in enhanced profitability for Hyster-Yale and dealers
Solutions
Productivity
that DRIVE

Hydrogen-Powered Lift Truck Advantages & Opportunities
•
Constant power
•
As quick as 3 minute
refuel
•
Operator productivity
gains
•
Environmentally clean
•
No batteries / battery
charging rooms
Lead to Lower Cost of
Ownership
Population of Fuel Cell Powered Lift Trucks in
North America
DOE Hydrogen and Fuel Cells Program Record
Record #: 17003            Date:  5/25/2017
Benefits
Growth Opportunities
Strategy:
•
Establish production of “best in class” fuel cells for material handling industry
•
Engage strength of existing global lift truck distribution network to increase penetration of the fuel cell market through converting existing fuel cell users, increasing penetration of existing lead-acid battery users and building new markets with existing ICE truck users
Trend in population of fuel cell
powered lift trucks in North America
expected to continue
25-50%
Estimated up to
can benefit from
Fuel cell solutions
700,000+
electric trucks sold
per year
Global
N. America
electric trucks sold
per year
150,000+
Solutions
Productivity
that DRIVE
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
2012
2013
2014
2015
2016
DOE reported N. America

NUVERA®

ORION®
ORION®

HYSTER-YALE MATERIALS HANDLING

The Nuvera
Story
Gen1
Drop-In
BBR /
Integrated
Solution
Gen2
Fuel Cell
Hybrid Truck
Engine /
Integrated
Solution
Approximate Engine Power Requirement [kW]
1-3
3-10
10-20
20-30
30-50
50-150
Purchased for a small investment
Investing pre-tax expense dollars to commercialize
fuel cell technology
Solutions span Hydrogen Value Chain
Strong IP / Patent portfolio
Pipeline of new technologies
Rapid usage development in major user fleets
Provides strong base for entry into other industries
Strong interest from OEM’s
Nuvera’s
association with HY provides:
•
Industry and customer expertise
•
Leverage strong distribution channels
•
Financial stability
•
Financing options through HYG Financial Services
•
Product validation process
•
Supply chain leverage and expertise
•
Simplified transaction –
single supplier
No longer one player niche market
Growing core power source alternative for lift trucks
The
Story
Q3 2016 Shipment to Launch  Customer
•
39 Nuvera® Class I, II, III fuel cell units for Hyster® truck fleet
•
Nuvera® on-site hydrogen generation
•
Hydrogen fuel cells an integral part of sustainability initiative
Solutions
Productivity
that DRIVE

Business Reconfiguration –
Fuel Cells
ECP
STACK
ENGINE
BBR/Integrated Solution for Vehicle
Stack
Sub-System
Engine
Components
Fuel Cell Engine
Design, manufacture and sales/marketing of battery-box
replacements (BBR) and integrated engine solutions
Design, manufacture and sales/marketing of fuel cell stacks
and engines, and continued development of hydrogen
generation appliance and electrochemical package (ECP)
Power
Electronics
Hybrid
Power
System
Stack Sub-
System
Engine
Components
Hydrogen
Storage
Thermal
Management
Fuel Cell Engine
Enclosure and
Counterweight
LIFT TRUCK BUSINESS
Fuel Cell Stacks & Engines and ECP
NUVERA BUSINESS
Solutions
Productivity
that DRIVE

Solutions
Productivity
that DRIVE

The Nuvera
Plan 2018 +
Complete product line up of Battery Box Replacements (BBRs)
Ramp up in production of BBR and integrated solutions at Greenville, NC plant to meet anticipated expanding demand
Continued focus on reducing cost of product to target costs and achieving targeted fuel cell engine volumes
Launch
of
Orion®
2
fuel
cell
stack
with
increased
power
density,
measured by both
volume and weight, as well as lower cost
Expansion into EMEA and JAPIC markets
Execute partner opportunities
Achieve break-even per quarter at target margins sometime in 2018, possibly 2019
Profitability at /above HY target economics over longer term
Launch integrated fuel cell engine solution beyond 2019
Launch of hydrogen compressor technology (improved reliability, smaller footprint, quiet and efficient) beyond 2020

BOLZONI
The Material Handling Group

HYSTER-YALE
MATERIALS HANDLING

Bolzoni
Bolzoni
is one of the worldwide leading manufacturers of lift truck
attachments, forks and lift tables with an extensive product range
LTM Q2 2017 Sales by Region
•
Managed as separate business segment
•
Separation to maintain OEM information integrity
2016 CUSTOMER MIX
Lift
Truck
Manufacturers
Dealers of Lift Trucks & Material
Handling
MARKET –
INDUSTRIES
Logistics                                  Automotive
Food & Beverage                 Pulp & Paper
Appliances & Electronics    Other Material Handling
Synergy Opportunities
Stand-Alone Supplier
Preferred supplier to HY
Arms-length sales
Commercial
confidentiality
Key supplier partner
Purchasing leverage
Broader market access
Part of Hyster-Yale
Growth of
Attachment
Business in
Americas
•
Leveraging HY
strength in core
industries
Component
resourcing and
purchasing
leverage
Bolzoni as
global supplier
of forks & basic
attachments to
HY globally
•
Convert business
from other
suppliers to Bolzoni
•
Reduce purchase
price of core
components
•
HY leverage of available
Bolzoni
manufacturing
capacity
EMEA
74.3%
America
20.3%
JAPIC
5.4%
34%
66%
Solutions
Productivity
that DRIVE

–
OEM

BOLZONI
The Material Handling Group
NUVERA
speedshield
technologies
UTILEV
THE UTILITY LIFT TRUCK
TIL Tractors India
GROWTH
BALYO
WELLS FARGO
FINANCIAL
HYSTER-YALE
MATERIALS HANDLING

Solutions
Productivity
that DRIVE

HY Path for Future Growth Includes Other Important Elements…
Through Core Lift Truck
Business Share Gain
Through
Acquisition
Through
Partnership
Through Investment
in New Technologies
Fuel Cells
Automation
Telematics

Strategy Roadmap for Share Gain Through New Account Acquisition
Facilitating Structures
•
Account Identification teams
in each region
•
New CRM/CPQ global tool
•
Application Centers
•
Industry Strategies /
Application Guides
•
Special Truck Engineering for
rapid product customization
Industry / Customer Focus
•
Industry cluster identification
•
Customers by cluster identification (80/20 rule)
•
Targeted messaging
•
Disciplined contact management
•
Established base position and grow penetration over time
One-by-
One
Customer
Focus
Share Gain Drivers
Products &
Solutions
Focus
Geographic
Focus
Industry
Focus
Solutions
Productivity
that DRIVE

HY Volume Leverage & Target Economics
As we make progress toward the 115,000 unit production
levels, the Lift Truck business will generate significant
incremental operating profit contribution…
Importance of volume growth to reaching target
Target is to move from significant loss to break
even in 2018, possibly 2019, then to significant
profitability in the long term
Nuvera
Expect to exceed 7% operating profit target as
programs mature
Bolzoni
Lift Truck
Incremental Units Produced
+5,000 Trucks
Sales
$159m
Gross Profit
$34m
Operating
Expenses
$11m
Operating Profit
$23m
Incremental Operating
Profit %
14.6%
Lift Trucks Sold
124,000
Lift Trucks Produced in HY plants
115,000
Revenues
$3,590m
Gross Profit
$640m
Operating Expenses
$390m
Operating Profit
$250m
Operating Margin
7.0%
Solutions
Productivity
that DRIVE

2017 Second Quarter and Outlook
2017 Second Quarter Highlights                                                                    2017 Outlook
2017 Second Quarter
LTM 6/30/17
Results
Margins
$ / %
from Q2 16
Results
Margins
Consolidated Revenue
$685.5
(1)
100.0%
$39.9/ 6.2%
$2,718.5
(1)
100.0%
Consolidated
Operating Profit
$18.3
2.7%
$6.9
/ 60.5%
$55.5
2.0%
Consolidated
Net Income
$16.4
2.4%
$8.1
/ 97.6%
$59.0
2.2%
EBITDA
(4)
$31.2
4.6%
$7.9
/ 33.9%
$109.8
4.0%
Lift Truck Operating Profit
$28.6
4.4%
(3)
$9.6
/ 50.5%
$99.0
3.9%
(3)
Bolzoni
Operating Profit
$0.5
(2)
1.2%
(3)
$(0.2) / (2.9%)
$2.0
(2)
1.2%
(3)
Nuvera Operating
Loss
$(10.5)
n/m
(3)
$(2.2) / (26.5%)
$(27.2)
n/m
(3)
($ in millions)
LIFT TRUCK
•
Global market expected to maintain strength but moderate vs. H1 2017 & H2 2016
•
Sales volumes and unit & parts revenues expected to increase during H2 2017
•
Operating profit expected to decrease in H2 2017, significant decrease in Q3
•
Full-year net income increase moderately over 2016
BOLZONI
•
Revenues expected to increase in H2 2017
•
Implementation of key strategic programs expected to generate substantial growth in operating  profit and net income
NUVERA
•
Realignment continuing to progress as expected
•
Objective of reaching quarterly break-even during 2018, will reassess timing in Q3
_____________________
(1)
Revenues:  Lift Truck $647.7m ( LTM $2,561.1m), Bolzoni
$41.9m (LTM $160.2m), Nuvera
$0.4m (LTM $5.0m)
(2)
Bolzoni
Q2 & LTM Operating Profit includes $1.5m and $6.2m, respectively of amortization on acquired assets
(3)
Operating Profit (Loss) Margin % is calculated based on the respective business segment’s revenues for the respective period.
(4)
EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 26
LIFT TRUCK
•
Shipments increased 5.2%, revenues increased 6.3% over Q2 2016
•
Strong bookings and ending backlog
•
Operating profit margin increased to 4.4%
•
Benefits of price increases partly offset by increasing material costs
BOLZONI
•
Revenues increased 7.7% over Q2 2016
NUVERA
•
Nuvera
realignment progressing
•
Operating loss increased to $10.5m
Solutions
Productivity
that DRIVE

Hyster-Yale Use of Cash Priorities
Return Cash to Stockholders
Investments in Adjacent or Complementary
Businesses
Investments in Hydrogen Power Business
Investments in Share Gain Programs
Investments in Core Lift Truck Business
Strategic initiatives to accelerate growth or
enhance margins
Acquisitions of technologies and other
forklift-related businesses, including Bolzoni
Investments to commercialize Nuvera’s
technology
2015
2016
YTD 2017
Annual Dividends
(1)
$18.4m
$1.14/share
$19.2m
$1.18/share
$9.9m
$1.21/share
2012 to 2014
Share Buyback
$49.8m  /   694,653 shares of Class A common stock
(1)
Solutions
Productivity
that DRIVE

Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after each May increase in 2015, 2016 and 2017 by selling and
producing
115,000
HY-factory
trucks
In Summary, Over the Next Few Years….
Get to
approximately
$3.6 billion
HY Lift Truck
segment
revenue
irrespective of
industry size
to
Fill existing
assembly
line
capacity
through
Significant
share
growth
Which leverages
Technology
accelerators and
business
acquisitions
Solutions
Productivity
that DRIVE

Solutions
Productivity
that DRIVE
23
Valuation Approach Needs to Vary By Business

Lift Truck and Attachment Businesses
Lift Truck and Attachment Businesses
Hydrogen Power Business
Hydrogen Power Business
•
Board Oversight as Separate Businesses
•
Incentives Tied to Individual Businesses
Strong Operating Cash Generation
Market Leading Products and Position
Mature Cyclical Industry
Value using Traditional Valuation Model of
EBITDA Multiple on a Net Debt Basis
Multiple should reflect ROIC levels and
growth prospects
Developing / Technology Industry
Distinct Technology / Patents in Fuel Cell
and Hydrogen Generation
Operating Cash Invested in New Product
Commercialization / Ramp Up
Value as Venture Business with Developed
Technology

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

HYSTER-YALE MATERIALS HANDLING

A Solid Investment Option
24
HYSTER-YALE
HYSTER-YALE
Strong Balance
Sheet
Cash Generation &
Commitment to
Shareholder Return
Investment & Growth in
Game Changing
Technologies
Leading Products &
Market Position
Strategies to Gain Share
in all Segments &
Markets
Customer Focused &
Solutions Oriented
Strong Return
on Capital
Solutions
Productivity
that DRIVE

Financial Appendix Appendix Solutions Productivity that DRIVE

Non-GAAP Disclosure
Adjusted
Lift
Truck
Business
Operating
Profit,
EBITDA
and
return
on
total
capital
employed
are
not
measurements
under
U.S.
GAAP,
should
not
be
considered
in
isolation
or
as
a
substitute
for
GAAP
measures,
and
are
not
necessarily
comparable
with
similarly
titled
measures
of
other
companies.
Hyster-Yale
defines
each
as
the
following:
Adjusted
Lift
Truck
Business
Operating
Profit
is
defined
as
Lift
Truck
Operating
Profit,
as
reported,
adjusted
for
the
pre-tax
effect
of
the
$17.7
million
gain
on
sale
from
the
Brazil
land
and
facility
in
2014;
EBITDA
is
defined
as
income
(loss)
before
income
taxes
and
noncontrolling
interest
income
(loss)
plus
net
interest
expense
and
depreciation
and
amortization
expense;
Return
on
total
capital
employed
(“ROTCE”)
is
defined
as
net
income
(loss)
before
interest
expense,
after
tax,
divided
by
average
capital
employed.
Average
capital
employed
is
defined
as
average
stockholders’
equity
plus
average
debt
less
average
cash.
For
reconciliations
from
GAAP
measurements
to
non-GAAP
measurements,
see
the
following
pages.
Solutions
Productivity
that DRIVE

Non-GAAP Reconciliation
_____________________
($ in millions)
Year Ended December 31
Qtr.
Trailing 12
Months
Consolidated
2013
2014
2015
2016
6/30/17
6/30/17
Reconciliation of EBITDA
Net income attributable to stockholders
$      110.0
$      109.8
$        74.7
$        42.8
$        16.4
$        59.0
Noncontrolling
interest income (loss)
0.2
0.4
0.4
(0.5)
-
(0.4)
Income tax provision (benefit)
17.2
39.9
29.4
(4.0)
1.9
1.6
Interest expense
9.0
3.9
4.7
6.7
2.6
8.0
Interest income
(1.8)
(1.1)
(1.5)
(2.0)
(0.5)
(1.7)
Depreciation and amortization expense
30.2
29.7
28.9
39.1
10.8
43.3
EBITDA
$      164.8
$      182.6
$      136.6
$        82.1
$        31.2
$
109.8
($ in millions)
Year Ended December 31
Qtr.
Trailing 12
Months
Lift
Truck
2013
2014
2015
2016
6/30/17
6/30/17
Reconciliation of EBITDA
Net income attributable to stockholders
$      110.0
$      111.2
$        89.3
$        66.9
$        23.8
$        86.2
Noncontrolling
interest income (loss)
0.2
0.4
0.4
(0.5)
(0.2)
(0.6)
Income tax provision (benefit)
17.2
40.7
39.4
12.2
5.1
18.5
Interest expense
9.0
3.9
4.7
6.9
2.4
8.2
Interest income
(1.8)
(1.1)
(1.5)
(3.0)
(0.5)
(2.7)
Depreciation and amortization expense
30.2
29.6
27.3
28.1
7.6
29.4
EBITDA
$      164.8
$      184.7
$      159.6
$      110.6
$        38.2
$        139.0
Solutions
Productivity
that DRIVE

Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Non-GAAP Reconciliation (continued)
_____________________
($ in millions)
Year Ended December 31
Qtr.
Trailing 12
Months
Nuvera
2014
2015
2016
6/30/17
6/30/17
Reconciliation of EBITDA
Net loss attributable to stockholders
$         (1.4)
$       (14.6)
$       (23.8)
$       (6.3)
$       (27.2)
Noncontrolling
interest income
-
-
-
-
-
Income tax benefit
(0.8)
(10.0)
(15.8)
(4.2)
(18.0)
Interest expense
-
-
-
-
-
Interest income
-
-
-
-
-
Depreciation and amortization expense
0.1
1.6
1.5
0.4
1.7
EBITDA
$         (2.1)
$       (23.0)
$       (38.1)
$       (10.1)
$       (43.5)
Qtr.
Trailing 12
Months
Bolzoni
6/30/17
6/30/17
Reconciliation of EBITDA
Net income attributable to stockholders
$       (0.1)
$       1.0
Noncontrolling interest income
0.2
0.2
Income tax provision
0.3
0.4
Interest expense
0.2
0.8
Interest income
-
-
Depreciation and amortization expense
2.8
12.2
EBITDA
$       3.4
$       14.6
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income
(loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Solutions
Productivity
that DRIVE
($ in millions)

Non-GAAP Reconciliation (continued)
_____________________
($ in millions)
Reconciliation of Return on Total Capital Employed (ROTCE)
Consolidated
Lift Truck
(1)
Nuvera
Bolzoni
LTM
6/30/17
LTM
6/30/17
LTM
6/30/17
LTM
6/30/17
Average Stockholders' Equity (6/30/17, 3/31/17, 12/31/16, 9/30/16, and 6/30/16)
$495.4
$538.7
$20.4
$111.8
Average Debt (6/30/17, 3/31/17, 12/31/16, 9/30/16, and 6/30/16)
191.6
150.2
(2.4)
49.0
Average Cash (6/30/17, 3/31/17, 12/31/16, 9/30/16, and 6/30/16)
(96.9)
(243.3)
-
(10.8)
Average capital employed
$590.1
$445.6
$18.0
$150.0
Net income (loss)
$59.0
$86.2
$(27.2)
$1.0
Plus: Interest expense, net
6.3
5.5
-
0.8
Less: Income taxes on interest expense, net at 38%
(2.4)
(2.1)
-
(0.3)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax
$62.9
$89.6
$(27.2)
$1.5
Actual return on capital employed percentage
10.7%
20.1%
n/m
n/m
Solutions
Productivity
that DRIVE

Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the
Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
(1) Lift Truck return on capital employed excludes the average initial investment of $99.3 million for the acquisition of Bolzoni and continuing average investments of $56.6 million in Nuvera.  Investment numbers are based on a 5-point average.

Cash Flow before Financing Calculation
.
Consolidated
($ in millions)
Year Ended December 31
Qtr.
Trailing 12
Months
2013
2014
2015
2016
6/30/17
6/30/17
Reconciliation of Cash Flow before Financing
Net cash provided by (used for)
operating
activities
$152.9
$100.0
$89.4
$(48.9)
$38.3
$114.3
Net cash used for investing activities
(26.1)
(44.4)
(31.3)
(145.1)
(15.6)
(51.6)
Cash Flow before Financing
$126.8
$55.6
$58.1
$(194.0)
$22.7
$(62.7)
Solutions
Productivity
that DRIVE

Supplemental Information Appendix Solutions Productivity that DRIVE

HYSTER

HYSTER-YALE GROUP

Yale

UTILEV® THE UTILITY LIFT TRUCK™

NUVERA®

BOLZONI The Material Handling Group

HYSTER-YALE MATERIALS HANDLING

Hyster founded in
Portland Oregon as
the Willamette
Ersted
Company
1929
1944
1959
Company name
officially changed
to Hyster
Company
First Hyster
container
handling
trucks
1875
1920
Yale  Lock Mfg.
broadens its
scope into
materials
handling
Yale and Towne
launched a new
battery powered
low-lift platform
truck
1963
Yale forklift truck
business merges
with Eaton Mfg.
Industrial Truck
Division
1950
Yale added gas,
LP gas and
diesel-powered
fork lift trucks to
its range
Hyster introduces
the famous
Monotrol®
pedal
1971
Yale forges a
partnership
with Sumitomo
Ltd
2011
2011
NMHG introduces
the
UTILEV
®
lift
truck for the
utility segment of
the market
2016
2016
1985
Yale acquired
by NACCO
Industries
1989
Hyster
acquired
by NACCO
Industries
NMHG renamed
Hyster-Yale Group
HY completes
acquisition of 100%
of Bolzoni
S.p.A.
The History of Hyster-Yale and its brands
1989
1989
2012
2012
Hyster-Yale
formed as
independent
public company
following spin-off
by NACCO
2014
2014
NMHG, HY’s
operating
company, acquires
Nuvera
to enter the
fast-growing
hydrogen fuel cell
market
Hyster and Yale
merge to form
NACCO
Materials
Handling Group
(NMHG)
Solutions
Productivity
that DRIVE

Hyster-Yale’s Global Footprint
Ramos Arizpé, Mexico
Fabrication Manufacture
Sulligent, Alabama
Component Manufacture
Berea, Kentucky
Lift Truck Manufacture
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture;
Warehouse Development Center
Cleveland, Ohio
Corporate
Headquarters
Danville, Illinois
Parts Distribution Center
Charlotte, North Carolina
Experience Center
Barueri, Brazil
Brazil Marketing and
Administration Center
Itu, Brazil
Lift Truck Manufacture;
Parts Distribution Center
Craigavon, N. Ireland
Lift Truck Manufacture
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development
Center; Parts Distribution Center
Masate, Italy
Lift Truck Manufacture
Shanghai, China (JV)
Lift Truck Manufacture;
Parts Distribution; China
Marketing and
Administration Center
Obu, Japan (JV)
Lift Truck Manufacture;
Parts Distribution
Cavite, Philippines (JV)
Fabrication Manufacture
Irvine, Scotland
European Administration Center
Hanoi, Vietnam (JV)
Component Manufacture
Sydney, Australia
Division Headquarters;
Parts Distribution
Pune, India
Engineering, Supply Chain
and Marketing Center
Frimley, UK
Division Headquarters;
Engineering Concept Center
Kuala Lumpur, Malaysia
Asia Support Office
Hefei, China
Supply Chain
Center
Fairview, Oregon
Counterbalanced
Development Center;
Administration Center
San Donato, Italy
European Offices; Research &
Development; Testing Facilities
Billerica, Massachusetts
Hydrogen Power
Business Headquarters;
Research and
Development;
Manufacturing and Sales
Homewood, Illinois
Attachment Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment,
Lift Table and Fork Manufacture
Järvenpää, Finland
Attachment
Manufacture
Salzgitter, Germany
Attachment Manufacture
Wuxi, China
Attachment Manufacture
Hebei, China
Fork Manufacture
Pointe-Claire,
Canada
Commercial
Subsidiary
Prestons, Australia
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Montcarda/Reixac, Spain
Commercial Subsidiary
Forbach, France
Commercial Subsidiary
Prato, Italy
Commercial Subsidiary
Lublin, Poland
Commercial Subsidiary
Moscow, Russia
Commercial
Subsidiary
Korschenbroich,
Germany
Commercial Subsidiary
Gävle, Sweden
Commercial
Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Lift Truck Business locations
Hydrogen Power Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
LEGEND:
Tyler, Texas
HY Telematics
Chessy, France
Commercial Offices
Neu-Isenburg, Germany
Commercial Offices
Weeze, Germany
Experience & Test Center
Solutions
Productivity
that DRIVE

Solutions
Productivity
that DRIVE

_____________________
(1)
Lift Truck Segment Operating Profit, as reported
(2)
Adjusted Lift Truck Segment Operating Profit, which excludes a $17.7 million pre-tax gain on the sale of the Brazil land and facility, is a non-GAAP measure and should not be considered in isolation or as a substitute for the
GAAP measure. Management believes that this measure assists the investor in understanding the results of operations. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the
Financial Appendix starting on page 26.
($ in millions)
$57.5
$111.7
$134.4
$133.3
$128.1
$74.6
$99.0
2.1%
4.5%
5.0%
4.8%
5.0%
3.0%
3.9%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
2007
2012
2013
2014
2015
2016
LTM 6/30/17
$151.0
(1)
(2)
5.5%
Prior Cycle
Market Peak
Mid-Cycle Market
Lift Truck Business Operating Profit Trends and % of Sales
7% TARGET
3.1%
Gap
Closure

Solutions
Productivity
that DRIVE

Lift Truck Business Target Economics Goal and Gap to Target
Achieve 7%
operating profit
margin
target
at
the next mid-cycle
Target
Economics gap
closure can be
achieved with
unit volume…
Stronger Industry
+ Share Growth
= Volume Leverage
LTM 6/30/17 Gap to Target Economics
Actual Lift Truck Operating Profit Margin %
3.9%
Margin
Variances
0.8%
Unit margin
1.1%
Parts/other
(0.3%)
Volume
Variances
2.3%
Manufacturing
variances/other
0.6%
Operating Expenses
1.7%
Lift Truck Operating Profit Margin % Gap
3.1%
Lift Truck Operating Profit Margin % Target
7.0%

Lift Truck Overview and Sources of Revenue
2016 Worldwide Sales by Product
_____________________
(1)
Represents Hyster-Yale North American Lift Truck unit shipments by industry.
(2)
Includes Big Truck sales that represent 10.9% of total sales.
(3)
Bolzoni
revenues of $115.6 million included in parts.
A leading global lift truck manufacturer in terms of units sold
2016 Retail Shipments by End Market
(1)
(2)
Manufacturing
21%
Wholesale
Distribution
18%
Food & Beverage
12%
Rental
10%
Home Centers/
Retail
14%
Freight & Logistics
13%
Paper
3%
Other
9%
ICE Units
50%
Electric Units
27%
Parts
17%
Other
6%
(3)
#4
Globally in 2016
Large installed base
that drives parts sales
Over 827,000
units worldwide at
12/31/16
HY sales of 88,700 units
in LTM 6/30/17
82,600 units sold -
produced in HY
plants
6,100 units sold –
produced
by JV or
other third parties
Additional >6,300 units
sold
in Japan in 2016
Direct sales by JV partner
Solutions
Productivity
that DRIVE

Historical Consolidated Revenue
($ in millions)
$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$2,666
$2,767
$2,578
$2,570
$2,719
$0
$1,000
$2,000
$3,000
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
LTM Q2
2017
Solutions
Productivity
that DRIVE

Solutions
Productivity
that DRIVE

Industry Units by Geography
Lift Truck Unit Class Shipments
_____________________
Source: Company: LTM 6/30/17 Units Shipped
Note:  Units sold direct by SN JV are not included
HY Lift Truck Units Sold by Geography
Americas
63%
EMEA
30%
Asia-
Pacific/
Japan
4%
China 3%
_____________________
Source: WITS.  LTM 6/30/17 Orders Reports.
Class 1
Electric
17%
Class 2
Electric
10%
Class 3
Electric
34%
Class 4
ICE
3%
Class 5
ICE
36%
_____________________
Source: WITS.  LTM 6/30/17 Orders Reports.
ICE = Internal Combustion Engine
Class 1
Electric
20%
Class 2
Electric
9%
Class 3
Electric
29%
Class 4
ICE
10%
Class 5
ICE
32%
_____________________
Source: Company: LTM 6/30/17 Units Shipped
Note:  Units sold direct by SN JV are not included
ICE = Internal Combustion Engine
Industry Units by Class
HY Lift Truck Units by Class
Class 1
Electric
19%
Class 2
Electric
13%
Class 3
Electric 9%
Class 4 ICE
4%
Class 5 ICE
55%
_____________________
Source: Internal Company estimates
Estimated Industry Revenue Mix
Industry Unit Revenue by Class
HY Lift Truck Unit Revenue by Class
_____________________
Source: Company: LTM 6/30/17 Unit Revenues
Class 1
Electric
19%
Class 2
Electric
10%
Class 3
Electric
7%
Class 4 ICE
14%
Class 5 ICE
50%
Europe
34%
Americas
23%
China
26%
Japan 6%
Asia-
Pacific
7%
Middle
East &
Africa 4%

Solutions
Productivity
that DRIVE

Shift in Market Balance from ICE to Electric
Today
2017
_____________________
Source: WITS. Orders Reports.
ICE = Internal Combustion Engine
DRIVERS:
•
Customer shift
•
Growth of warehousing and logistics
•
Environmental, health and safety
•
Evolving technologies
Prior Cycle Market Peak
2007
Class 1
Electric
17%
Class 2
Electric
10%
Class 1
Electric
18%
Class 2
Electric
10%
Class 5 ICE
36%
Class 4 ICE
3%
Class 4 ICE
3%
Class 5 ICE
42%
Class 3
Electric
27%
Class 3
Electric
34%

Solutions
Productivity
that DRIVE

Lift Truck Market Size Data
Lift Truck Market Size Data
WITS Orders Basis (1)
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Europe
265,896
278,024
312,455
327,173
380,557
445,583
411,107
222,883
299,387
368,286
North America
147,322
155,191
186,192
198,058
212,953
191,384
159,279
98,338
136,050
169,589
Total Americas
158,388
168,471
206,225
221,155
242,186
234,353
200,178
118,835
180,903
224,501
A/P, China and Japan (1a)
138,452
155,094
185,530
201,062
232,438
271,018
260,246
205,114
314,162
381,795
Global Market
562,736
601,589
704,210
749,390
855,181
950,954
871,531
546,832
794,452
974,582
2012
2013
2014
2015
2016
2017E
Europe
351,441
357,452
387,905
412,642
457,333
465,000
North America
181,191
200,939
219,444
235,128
240,836
210,600
Total Americas
229,565
252,930
267,546
277,315
280,827
251,600
A/P, China and Japan (1a)
363,399
399,395
438,510
409,923
443,938
444,338
Global Market
944,405
1,009,777
1,093,961
1,099,880
1,182,098
1,160,938
(1)  In 2009, Hyster-Yale switched to tracking Industry data on a World Industrial Truck Statistics ("WITS") Orders Basis. WITS statistics began in 2002.
(1a) Beginning in 2014 includes India local production
Industry forecast (light blue columns) – source:  Derived from DRI-WEFA and Oxford Economic Forecasts
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
Europe (FEM/JIVA) (3)
150,250
121,922
135,318
152,667
174,953
176,294
187,902
219,615
227,697
274,681
North America (2) (3)
106,590
120,679
154,167
162,725
152,763
178,456
192,192
197,436
205,033
145,967
Total Americas (2) (3)
114,411
127,308
162,261
171,682
168,170
193,413
207,018
209,843
223,499
161,316
A/P, China and Japan (3)
134,635
123,913
119,733
135,050
148,135
148,441
111,848
104,781
122,354
123,780
2002
2003
2004
2005
2006
2007
2008
2009
Europe (FEM/JIVA) (3)
256,717
263,972
286,546
302,158
337,326
382,047
376,945
201,352
North America (2) (3)
144,529
151,911
182,450
194,475
207,919
185,726
149,863
95,562
Total Americas (2) (3)
156,702
166,328
203,552
218,908
238,141
229,509
192,134
115,752
A/P, China and Japan (3)
129,333
146,334
171,000
195,386
222,074
250,684
257,604
199,159
Non-WITS Prior Year Information:
Lift truck market size history – source: Industrial Truck Association, Japan Industrials Vehicle Association ("JIVA"), European Federation of
Materials Handling ("FEM"), World Industrial Truck Association
(2) Total Americas numbers for 1992-2008 include North America Commercial, Government and Latin America.  Prior years are
       North America Commercial only.
(3) Industry information is based upon the reporting basis of each individual region, which varies according to the industry trade groups in that region:
Americas - North America & Government - Retail bookings
Americas -  Latin America - Factory bookings
Europe & Japan - Factory shipments
A/P & China - Factory bookings

MAERSK
IKEA
Kellogg's
Kimberly-Clark
CEVA
Ford
Shaw FLOORS
MillerCoors
CarterHoltHarvey
BRIDGESTONE
Smithfield
ConAgra Foods
Del Monte
MENARDS
TOLL
RENAULT
Heineken
Con-way
Heinz
Nestlé
BOEING
VISY FOR A BETTER WORLD

HYSTER-YALE MATERIALS HANDLING

Solutions
Productivity
that DRIVE

Distribution Channel Strength and Diverse Customer Base
Approximately
1,100
global dealer
locations
More than
2,800
application
consultants
Approximately
10,700
service
technicians
National Accounts Profile
Independent Dealer Network
•
Focused on strategic customers with centralized
purchasing and geographically dispersed
operations across dealer territories
•
Fleet Management Program provides customers
with value-added services that include service,
aftermarket parts and comprehensive
management of materials handling needs
•
Two brand network strategy optimizes local
presence and customer reach
•
Key differentiating factors:
•
Long-term relationships with dealers
•
Territorial exclusivity encourages strong,
long-term relationships with customers
•
Brand exclusivity ensures dealers’ selling
efforts focused on Hyster-Yale products
2016 Distribution Mix
National
Accounts
17%
Independent
Dealers
83%
Blue Chip Customer Base

Solutions
Productivity
that DRIVE

Our Long-Term Philosophy
Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder value
Return on Capital
Employed and Market
Share Increase focus

Solutions
Productivity
that DRIVE

Product Philosophy
•
Full product line
•
Segmented solutions
•
Scalable modular platforms
•
Leverage core assets
•
Technology partners
•
Fit for market and application
•
Reliability and durability
•
Energy efficiency
•
Operator productivity
•
Support growth
initiatives
•
Fill the factories
•
Differentiation
•
Innovation
Guiding Product
Philosophy
Guiding Product
Philosophy
Key Product Attributes
Key Product Attributes
Product Portfolio Focus
Product Portfolio Focus

Solutions
Productivity
that DRIVE

Core Strategic Initiatives Update
Highlights
Initiative
Highlights
Strategic Objective
•
Provide the right product
and solution to meet the
specific needs of different
customers across multiple
industries
•
Product fit for application
•
Premium, Standard and Utility products
•
Unique innovations
•
Automation & Telemetry
•
Leverage Bolzoni
relationship
•
Market leadership in U.S., such as heavy duty
industries, e.g. Paper, Automotive
•
Growing success in trucking industry and
beverage industries
•
Special Truck Engineering organization to
address specific customer needs
Understand
Customer Needs
Strategic Objective
•
Deliver lowest cost of
ownership for all
customers based on
their specific
application
Initiative
Low Cost of
Ownership
•
Improved fuel / energy consumption
•
Engine to electric conversion
•
Expanding data services on growing number
of telemetry systems (30K+)
•
Supplier quality, all-time high
•
Fleet management
Outcome:  Win in Targeted Major Accounts and Applications
Outcome: Competitive Advantage across Product Segments

Solutions
Productivity
that DRIVE

Core Strategic Initiatives Update
Initiative
Initiative
Strategic Objective
Highlights
•
Develop the strongest
independent,
exclusive dealer
network
Enhance
Independent
Distribution
Strategic Objective
Highlights
•
Strengthen
penetration of the
growing warehouse
segment
Improve Warehouse
Position
•
Significant strengthening in core U.S. market
•
Growth of dual-brand coverage
•
New dealers appointed in EMEA
•
Enhanced dealer profitability
•
Excellence programs in all theaters
Outcome:  Best Distribution Channels in the Industry
Outcome: Be a Top Tier Global Competitor in Warehouse
•
Major wins in marquee accounts
•
New products
•
Industry specialization training regimen
•
Dealers investing in industry specialization
•
Expanding industry-focused direct sales force

Solutions
Productivity
that DRIVE

Core Strategic Initiatives Update
Strategic Objective
Highlights
Initiative
Succeed in Asia
Strategic Objective
Highlights
Initiative
Enhance Big Truck
Market Position
•
Expand market
penetration throughout
Asia
•
Increase leading market
position and become
supplier of choice in Big
Truck segment
Outcome: Increase Share and Strengthen Distribution at Accelerated Pace
Outcome: Enhance leading market position in Big Trucks
•
Leveraging Euro cost position in U.S. dollar
markets
•
Focus on industry and solutions
•
Increased success with large port
operators
•
Successful new product launches
•
Heart-of-market products under
development
•
Diesel to Electric solutions
•
Enhancement of dealer network and
direct-selling capabilities
•
Development of long-term strategic
partnerships
•
Development of right local products
•
Establishment of support
infrastructure
•
Leveraging Big Truck success

NUVERA

BOLZONI

Yale Vision

HYSTER TRACKER

BALYO

HYSTER-YALE MATERIALS HANDLING

Solutions
Productivity
that DRIVE

Core Strategic Initiatives Update
Strategic Objective
Highlights
Initiative
Strengthen Sales
and Marketing
Organization
•
Strengthen and align
sales and marketing
organization in all
geographic regions
Outcome: Gain momentum leading to higher unit volumes and enhanced market share
•
Smaller sales management areas
•
Implementing new sales approach to enhance
solutions selling skills
•
Major focus on account identification and coverage
•
Expanded direct-selling teams in all regions
•
Solutions organization links Engineering with Sales and
Marketing
•
Increased global account focus
•
Public websites in development to reflect industry
approach
Leverage Solutions &
Technology Drivers
•
Acquisition of Bolzoni
•
Acquisition of Speedshield distribution (telematics),
strengthening HY’s telematics offering
•
Development of Nuvera
fuel-cell engines and hydrogen
generation units
•
Leverage expertise of HY and dealer channel
•
Partnership with BALYO (automation)
•
Developing Lithium-Ion strategies
•
Become a one-stop
materials handling
solutions provider
Outcome: Increase business from existing customers and new customers attracted to HY’s integrated solutions
Strategic Objective
Highlights
Initiative

Solutions
Productivity
that DRIVE

Our Investment in R&D
Full Product Line*
Lift Truck R&D Investment
HY
COMPETITORS
FULL
MIN
* Full Product Line –
Class 1 through Class 5, including Big Truck
$68
$69
$71
$69
$71
2012
2013
2014
2015
2016
2.8%
2.6%
2.6%
2.7%
2.9%
% of Revenue
$ in millions

Cost of Operation / Hour
Factors Impacting Low Cost of Ownership
*Typical truck cost/hour for 5,000lb North American applications
Solutions
Productivity
that DRIVE

Operator
69%
Fuel
11%
Service&
Repair
11%
Lease
9%
Typical Truck Cost/Hour
*
Productivity
Ergonomics/
fatigue
Auto functions
Automated
trucks
Operator
Energy usage
Alternative
powertrains
ICE to ER
Mode control
Fuel
Cost/hour
Fleet
Management
Extended
Warranty
Telematics
Service &
Repair
Fleet
optimization
Price
management
Cost control
Residuals
Lease

Customer Data
CAN Data
Over Wi-Fi
Local PC Service Tool
TRD Servers
Hyster Tracker
Yale Vision
Yale

HYSTER-YALE
MATERIALS HANDLING

Solutions
Productivity
that DRIVE

Areas of Focus
Telematics
•
Internet of things
•
Asset management
•
Fleet and truck data
•
Use of telematics
•
Partnered approach
•
Camera and laser-
based systems
•
Focus on integration
and value proposition
Automation
Alternative Power
Lead acid
Lithium ion
Fuel cell
Diesel
LPG
Lithium ion
Fuel cell
Battery Box
Solutions
Integrated
solutions

Typical Truck Voltage
NUVERA

HYSTER-YALE
MATERIALS HANDLING

Solutions
Productivity
that DRIVE

Developing Our Product Range
Approximate Engine Power Requirement [kW]
24V
36V
48V
1-3
3-10
10-20
Product available in all electric truck classes
Minor modifications to
address >70% of market

BOLZONI
The Material Handling Group

BOLZONI AURAMO

MEYER
seit 1953 Made in QUALITY

HYSTER-YALE
MATERIALS HANDLING

Solutions
Productivity
that DRIVE

Bolzoni’s Brands
BOLZONI
Founded
in
Italy
in
1945,
focus
on
lift
truck
attachments,
forks
and
lift
tables.
A
leading
market
position
through
the
development
of
a
worldwide
network
of
subsidiaries
and
dealers,
as
well
as
strategic
acquisitions.
AURAMO
Founded
in
Finland
in
1947,
focus
on
paper
roll
clamps,
bale
clamps
and
other
specialized
handling
attachments.
The
worldwide
recognized
paper
handling
specialist.
AURAMO
was
acquired
by
BOLZONI
Group
in
2001.
MEYER
Founded
in
Germany
in
1953,
focus
on
a
wide
range
of
lift
truck
attachment
industry.
The
worldwide
recognized
multiple
pallet
handler
inventor.
MEYER
was
acquired
by
BOLZONI
Group
in
2006.

Solutions
Productivity
that DRIVE

LTM Q2 2017 Bolzoni
Revenue by Product Line
€
146.6 M
Other Revenues*
€
5,3 M
4%
Forks
€
17,6 M
12%
Lift Table
€
8,7 M
6%
Attachments
€
115,0 M
78%
___________
* Other Revenes
–
Rental business and Customer care.
Note –
Revenue by product line and percentages presented represent LTM Q2 2017 revenues in euros.

Solutions
Productivity
that DRIVE

•
Able to meet customers needs globally
•
Global economies of scale
•
Young/ fresh product line
•
Broad array of power options,
including hydrogen
•
Broad range of attachments
•
Source of aftermarket profitability
•
Barrier to entry
Global
Full Product Line
Field Population
Dealer Relationships
•
Independent distribution model
•
Exclusive distribution
•
Combine OEM excellence with entrepreneurial
distribution focused on customer
•
Long-term relationships
•
Able to meet most needs
•
National Account programs
Customer Relationships
•
High performance metrics
•
Large fleet program
Aftermarket Support
Employee Relationships
•
Engaged workforce
•
Experienced leadership
•
Equal treatment
Our Competitive Advantages